BORROWINGS	12 Months Ended
Dec. 31, 2021
BORROWINGS.
BORROWINGS

12.BORROWINGS

	December 31, 2021	December 31, 2020
	$	$
Opening balance	1,793	4,502
New borrowings	2,281	3,803
Repayments	(2,000)	(2,419)
Issue costs	—	(21)
Accretion of issue costs	9	25
Interest capitalized	46	209
Debts settled in exchange of Royalty	—	(4,306)
Ending balance	2,129	1,793
Current portion	208	1,793
Non-current portion	1,921	—

On March 16, 2020, the Company concluded a new financing agreement with Pallinghurst, a related party, for a total of $2,000. This agreement required the reimbursement of the capital plus all accrued interests at the latest on December 31, 2020. The agreement bore interest at 9% annually.

On April 29, 2020, the Company closed a financing agreement with Investissement Québec for an aggregate amount received of $1,803 through two loan offers. The conditions also included a 1% issue cost fee calculated on the total aggregate amount. The interest on the loan offer totalling $611 was the current prime rate of 2.45% plus 0.07%, while the interest rate on the loan offer totalling $1,192 was the current prime rate of 2.45%. The capital had to be repaid by no later than June 30, 2021. To secure its obligations set out in the loan offers, the Company had granted two first-ranking mortgages for a total of the loan amount received covering the universality of its present and future receivables, including the universality of its tax credits. On June 30, 2021, the Company fully reimbursed its loan of $1,802 with Investissement Québec, a related party.

On August 28, 2020, the Company closed a financing transaction with Pallinghurst where the Company issued a 3.0% royalty over the Matawinie graphite property to Pallinghurst for an aggregate purchase price of $4,306. The purchase price for the royalty was satisfied by setting-off all principal and accrued interest owed by the Company to Pallinghurst under the promissory note dated June 27, 2019 in the principal amount of $2 million, the promissory note dated March 16, 2020 in the principal amount of $2 million, and the accrued interests totaling $306. As the carrying amount of the underlying properties was nil, an amount corresponding to the purchase price has been reported as net smelter royalty in the consolidated statement of loss and comprehensive loss.

On January 29, 2021, the Company financed the purchase of a land located in Bécancour, Québec, through a financing agreement with the vendor, for a total of $1,137. The financed portion bears interest at 8% per annum and shall be repaid by December 2025. The Company may pay the balance of principal, in whole or in part, at any time without penalty.

During March 2021, the Company received $1,350 as part of a repayable contribution agreement with the Canada Economic Development for Quebec Regions. This contribution agreement bears no interest and will be repayable in 60 equal monthly installments starting September 2023. The loan was measured at the present value of all future payments discounted using a 5.50% interest rate, thus resulting in a loan valued at $1,025. The difference between the carrying value of the contribution and the discounted loan value was recognized as a grant of $325. Also, during December 2021, the Company received the remaining $150, which was measured at the present value using the same interest rate, thus resulting in a loan valued at $119. The difference between the carrying value of the contribution and the discounted loan value was recognized as a grant of $31.

During the year ended December 31, 2021, the Company paid out a total of $101 ($123 for the year ended December 31, 2020) of interest to its lenders.